                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                       -----------------------------------


         THIS MORTGAGE LOAN WAREHOUSING AGREEMENT (the "Agreement") is made as of the _____ day of February, 1997, by and between NOVASTAR MORTGAGE, INC., a Virginia corporation (the "Company") and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking corporation (the "Lender").

                              STATEMENT OF PURPOSE
                              --------------------

         The Company has requested the Lender to extend to the Company a mortgage warehousing line of credit to fund the Company's purchase and accumulation of single-family residential mortgage loans for sale to secondary market investors or for securitization purposes, and the Lender has agreed to do so on the terms and subject to the conditions set forth herein. All capitalized terms not otherwise defined herein are defined in Paragraph 10 hereof.

         Now, therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT
                                    ---------

         1.       Credit Facility.
                  ---------------

                  1(a)     Lending Limit.  Subject to the conditions set forth
                           -------------
herein, the Lender agrees that it shall from time to time up to and including the Business Day immediately preceding the Maturity Date, advance loans (the "Loans" or a "Loan") to the Company in amounts not to exceed, in the aggregate at any one time outstanding (determined after giving effect to the other transactions contemplated by the Loan Request pursuant to which said Loan was requested), the lesser of:

                           (1)      The Credit Limit; and

                           (2)      The Collateral Value of the Borrowing Base.

                  1(b) Interest Rate. Loans shall bear interest at a rate equal
                       -------------
to the Applicable Fed-Funds Based Rate unless the Company elects to have a Loan bear interest at the Applicable LIBOR-Based Rate as permitted herein.


                  1(c) Payment of Interest. The Company shall pay to the Lender
                       -------------------
interest on Loans outstanding hereunder from the date disbursed to but not including the date of payment. Interest on Fed Funds Loans shall be payable monthly, in arrears, as provided in Paragraph 2(d) below, and interest on Eurodollar Loans shall be payable at the end of the applicable Interest Period and, in the event the applicable Interest Period exceeds one month, monthly in arrears, as provided in Paragraph 2(d) below.

                  1(d)     Conversion and Continuation.
                           ---------------------------

                           (1) The Company may elect from time to time to convert Eurodollar Loans to Fed Funds Loans by giving the Lender at least one Business Day's prior irrevocable notice of such election. Any conversion of Eurodollar Loans may only be made on the last day of the applicable Interest Period. Subject to the limitation set forth in the last sentence of Paragraph 2(b)(2) hereof, the Company may elect from time to time to convert Fed Funds Loans to Eurodollar Loans by giving the Lender at least three Eurodollar Business Days' prior irrevocable notice of such election. All such elections shall be made by means of a Loan Request. No Fed Funds Loan shall be converted into a Eurodollar Loan if an Event of Default or Potential Default has occurred and is continuing on the day occurring three Eurodollar Business Days prior to the date of the conversion requested by the Company or on the date of conversion. All or any part of outstanding Loans may be converted as provided herein, provided that partial conversions shall be in a principal amount of $1,000,000.00 or whole multiples of $100,000.00 in excess thereof.

                           (2) Any Eurodollar Loan may be continued as such upon the expiration of the Interest Period with respect thereto by the Company giving the Lender at least three Eurodollar Business Days' prior irrevocable notice of such election as set forth in a Loan Request; provided, however, that no Eurodollar Loan may be continued as such when any Event of Default or Potential Default has occurred and is continuing on the day occurring three Eurodollar Business Days prior to the proposed date of such continuation or on the date of conversion, but shall be automatically converted to a Fed Funds Rate Loan on the last day of the then current Interest Period applicable thereto, and the Lender shall notify the Company promptly that such automatic conversion will occur. If the Company shall fail to give notice as provided above, the Company shall be deemed to have elected to convert the affected Eurodollar Loan to a Fed Funds Loan on the last day of the relevant Interest Period.

                  1(e) Inability to Determine Rate. If the Lender determines
                       ---------------------------
(which determination shall be conclusive and binding upon the Company) that by reason of circumstances affecting the London interbank eurodollar market adequate and reasonable means do not exist for ascertaining the LIBOR Rate for any Interest Period, the Lender shall forthwith give facsimile notice of such determination, confirmed in writing, to the Company. If such notice is given:
(1) no Loan may be funded as a Eurodollar Loan, (2) any Loan that was to have been converted to a Eurodollar Loan shall, subject to the provisions hereof, be continued as a Fed Funds Loan and
(3) any outstanding Eurodollar Loan shall be converted on the last day of the then current Interest Period with respect thereto to a Fed Funds Loan. Until such notice has been withdrawn by the Lender, the Company shall not have the right to convert a Loan to a Eurodollar Loan or fund any Loan as a Eurodollar Loan or to continue a Eurodollar Loan as such. The Lender shall withdraw such notice in the event that the circumstances giving rise thereto no longer obtain and that adequate and reasonable means exist for ascertaining the LIBOR Rate for the Interest Period requested by the Company, and following withdrawal of such notice by the Lender, the Company shall have the right to fund any Loan as a Eurodollar Loan or convert a Loan to a Eurodollar Loan or to continue a Eurodollar Loan in accordance with the terms and conditions of this Agreement.

                  1(f) Illegality. Notwithstanding any other provisions herein,
                       ----------
if any law, regulation, treaty or directive or any change therein or in the interpretation or application thereof, shall make it unlawful for the Lender to make or maintain Eurodollar Loans as contemplated by this Agreement: (1) the commitment of the Lender hereunder to continue Eurodollar Loans or to convert Fed Funds Loans to Eurodollar Loans shall forthwith be canceled and (2) all Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Fed Funds Loans at the end of their respective Interest Periods or within such earlier period as required by law. In the event of a conversion of any such Loan prior to the end of its applicable Interest Period the Company hereby agrees promptly to pay the Lender, upon demand, the amounts required pursuant to Paragraph 1(i) below, it being agreed and understood that such conversion shall constitute a prepayment for all purposes hereof. The provisions hereof shall survive the termination of this Agreement and payment of the outstanding Loans and all other amounts payable hereunder.

                  1(g) Requirements of Law; Increased Costs. In the event that
                       ------------------------------------
any change subsequent to the date hereof in any applicable law, order, regulation, treaty or directive issued by any central bank or other Governmental Authority, or in the governmental or judicial interpretation or application thereof, or compliance by the Lender with any request or directive (whether or not having the force of law) by any central bank or other Governmental
Authority:

                       (1) subjects the Lender to any tax of any kind whatsoever with respect to this Agreement or any Loans made hereunder, or change the basis of taxation of payments to the Lender of principal, fee, interest or any other amount payable hereunder (except for change in the rate of tax on the overall net income of the Lender);

                       (2) imposes, modifies or holds applicable any reserve, capital requirement, special deposit, compulsory loan or similar requirements against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of the Lender which are not otherwise included in the determination of the Fed Funds Rate or the LIBOR Rate; or

                       (3) imposes on the Lender any other condition;

and the result of any of the foregoing is to increase the cost to the Lender of making, renewing or maintaining any Loan or to reduce any amount receivable in respect thereof or to reduce the rate of return on the capital of the Lender or any Person controlling the Lender, then, in any such case, the Company shall promptly pay to the Lender, upon its written demand, any additional amounts necessary to compensate the Lender for such additional cost or reduced amounts receivable or rate of return as determined by the Lender with respect to this Agreement or Loans made hereunder. If the Lender becomes entitled to claim any additional amounts pursuant to this Paragraph 1(g), it shall promptly notify the Company of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence containing the calculation thereof in reasonable detail submitted by the Lender to the Company shall be conclusive in the absence of manifest error.
The provisions hereof shall survive the termination of this Agreement and payment of the outstanding Loans and all other amounts payable hereunder.

                  1(h) Funding. The Lender shall be entitled to fund all or any
                       -------
portion of the Loans in any manner it may determine in its sole discretion, but all calculations and transactions hereunder shall be conducted as though the Lender actually funds all Eurodollar Loans through the purchase in London of offshore dollar deposits in the amount of the relevant Eurodollar Loan in maturities corresponding to the applicable Interest Period.

                  1(i) Funding Indemnification -- Prepayment. In addition to all
                       -------------------------------------
other payment obligations hereunder, in the event any Loan which is outstanding as a Eurodollar Loan is prepaid prior to the last day of the applicable Interest Period, whether following a voluntary prepayment or a mandatory prepayment, notwithstanding that the Loan may have borne interest at the Eurodollar Rate, such Loan shall be deemed to have borne interest as though it were a Fed Funds Loan from the first day of the applicable Interest Period through the date of such prepayment and the Company shall immediately pay to the Lender interest at the

Applicable Fed Funds-Based Rate for such period, and shall also immediately pay to the Lender an additional amount compensating the Lender for losses and expenses incurred by the Lender in connection with such prepayment, including, without limitation, such as may arise out of a re-employment of funds obtained by the Lender and from fees payable to terminate the deposits from which such funds were obtained, such losses, and expenses and the method of calculation thereof being set forth in reasonable detail and a statement delivered to the Company by the Lender. Under no circumstances shall the Lender have any obligation to remit monies to the Company upon prepayment of any Eurodollar Loan even under circumstances which do not result in the necessity of the payment by the Company of any amount hereunder. The provisions hereof shall survive termination of this Agreement and payment of the outstanding Loans and all amounts payable hereunder.

                  1(j) Funding Indemnification -- Default or Failure to Continue
                       ---------------------------------------------------------
or Convert. In addition to all other payment obligations hereunder, in the event
----------
the Company shall fail to continue or to make a conversion to a Eurodollar Loan after the Company has given notice thereof as provided in Paragraph 1(d) above, or if after giving a notice to have the Lender make a Eurodollar Loan, the Lender is not obligated to do so due to the existence of an Event of Default or Potential Default, then the Company shall immediately pay to the Lender an additional amount compensating the Lender for losses and expenses incurred by the Lender in connection with such failure to continue or convert a Eurodollar Loan, or the occurrence of an Event of Default or Potential Default including, without limitation, such as may arise out of re-employment of funds obtained by the Lender and from fees payable to terminate the deposits from which such funds were obtained, such losses and expenses and the method of calcula tion thereof being set forth in reasonable detail in a statement delivered to the Company by the Lender. The provisions hereof shall survive termination of this Agreement and payment of the outstanding Loans and all other amounts payable hereunder.

         2.       Miscellaneous Lending Provisions.
                  --------------------------------

                  2(a) Use of Proceeds. The proceeds of all Loans shall be used
                       ---------------
by the Company solely for the purpose of originating and acquiring Mortgage Loans or acquiring Mortgage-Backed Securities.

                  2(b) Request For Loans; Making of Loans.
                       ----------------------------------

                       (1) If the Company desires to borrow a Fed Funds Loan hereunder, the Company shall make a Loan Request to the Lender no later than 2:00 p.m. (Charlotte, North Carolina time) on the proposed funding date. The Lender shall make available the proposed Loan by crediting the amount thereof in immediately available same day funds to the Funding Account no later than 3:30 p.m. (Charlotte, North Carolina time) on such date.

                       (2) If the Company desires to borrow or continue a Eurodollar Loan or to convert a Fed Funds Loan to a Eurodollar Loan as provided in Paragraph 1(d) above, the Company shall make a Loan Request to the Lender no later than 2:00 p.m. (Charlotte, North Carolina time) on the day occurring at least three Eurodollar Business Days prior to the date of the borrowing, conversion or continuation requested therein. Notwithstanding any provision hereof to the contrary, the parties agree that the Company may have only four (4) outstanding Eurodollar Loans at any time and that each Eurodollar Loan shall be in a principal amount of $1,000,000.00 or whole multiples of $100,000.00 in excess thereof.

                  2(c) Notes. The obligation of the Company to repay the Loans
                       -----
shall be evidenced by a note payable to the order of the Lender in the form attached hereto as Exhibit A (the "Note").
                   ---------

                  2(d) Interest and Fee Billing and Payment. The Lender shall
                       ------------------------------------
(1) in the case of Fed Funds Loans and Eurodollar Loans having an Interest Period in excess of one month, on or before the fifth Business Day of each month, and (2) in the case of Eurodollar Loans, also on the last day of the applicable Interest Period, deliver to the Company an interest and fee billing for the immediately preceding month or Interest Period, as the case may be, which billing shall set forth interest accrued and payable on Loans and fees payable hereunder for such period and which billing shall be payable, in the case of a billing delivered pursuant to subparagraph (1) above, no later than the second Business Day following receipt thereof by the Company and, in the case of a billing delivered pursuant to subparagraph (2) above, on the last day of the applicable Interest Period.

                  2(e) Repayment of Principal. Subject to the prepayment
                       ----------------------
requirements of Paragraph 2(j) below and the required application of proceeds from the sale or other disposition of Mortgage Loans as provided in the Security Agreement, the Company shall pay the principal amount of each Eurodollar Loan on the last day of the applicable Interest Period relating thereto and shall pay the principal amount of all other Loans on the Maturity Date.

                  2(f) Borrowing Base Conformity.
                       -------------------------

          (1) The Company shall cause to be maintained with the Lender a Borrowing Base such that the Collateral Value of the Borrowing Base is not less than, at any date, the sum of the aggregate dollar amount of outstanding Loans.

                       (2) The Company shall prepay Loans to the Lender, upon telephonic or facsimile demand by the Lender, on any day in the amount by which the aggregate principal amount of outstanding Loans exceeds the Collateral Value of the Borrowing Base, said prepayment to be made on the date on which demand is made by the Lender if made prior to 4:00 p.m. (Charlotte, North Carolina time) or, if made later than 4:00 p.m. (Charlotte, North Carolina time), before 9:00 a.m. (Charlotte, North Carolina time) on the next Business Day.

                       (3) If at such time as the Company shall be required to prepay Loans under this Paragraph 2(f) there shall not have occurred and be continuing an Event of Default or Potential Default hereunder, in lieu of prepaying the Loans as required, the Company may deliver to the Lender additional Eligible Mortgage Loans such that the Collateral Value of the Borrowing Base, after giving effect to the inclusion of such Eligible Mortgage Loans in the Borrowing Base, shall be in compliance with the requirements of subparagraphs (1) and (2) above.

                  2(g) Nature and Place of Payments. All payments made on
                       ----------------------------
account of the Obligations shall be made to the Lender and the Lender is hereby irrevocably authorized to debit the Settlement Account on account thereof. All payments made on account of the Obligations shall be made without set-off or counterclaim in lawful money of the United States of America in immediately available same day funds, free and clear of and without deduction for any taxes, fees or other charges of any nature whatsoever imposed by any taxing authority and if received by the Lender by 4:00 p.m. (Charlotte, North Carolina time) such payment will be credited on the Business Day received. If a payment is received after 4:00 p.m. (Charlotte, North Carolina time) by the Lender, such payment will be credited on the next succeeding Business Day and interest thereon shall be payable at the then applicable rate until credited. If any payment required to be made by the Company hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension.

                  2(h) Post-Maturity Interest. Any Obligations not paid when due
                       ----------------------
(whether at stated maturity, upon acceleration or otherwise) shall bear interest from the date due until paid in full at a per annum rate equal to two percent (2%) above the interest rate otherwise applicable thereto, or, if such Obligations do not otherwise bear interest, two percent (2%) above the Corporate Base Rate.

             2(i) Computations. All computations of interest and fees payable
                  ------------
hereunder shall be based upon a year of 360 days for the actual number of days elapsed.

             2(j) Prepayments.
                  -----------

                  (1) The Company may voluntarily prepay Loans hereunder (including a Eurodollar Loan subject to Paragraph 1(i)) in whole or in part at any time.

                  (2) Loans hereunder are subject to mandatory prepayment pursuant to Paragraph 2(f) above and, in addition, by application of proceeds of the sale or other disposition of Collateral as provided in the Security Agreement.

                  (3) The Company shall pay in connection with any prepayment hereunder all interest accrued but unpaid on Loans to which such prepayment is applied and any amounts payable pursuant to Paragraph 1(i) above concurrently with payment to the Lender of any principal amounts.

             2(k) Allocation of Payments Received.
                  -------------------------------

                  (1) Prior to the occurrence of an Event of Default and acceleration of all Loans outstanding hereunder or termination of the commitment of the Lender to advance Loans hereunder, all amounts received by the Lender shall be applied against the outstanding Obligations.

                  (2) Following the occurrence of an Event of Default and acceleration of all Loans outstanding hereunder or termination of the commitments of the Lender to advance Loans hereunder, all amounts received by the Lender on account of the Obligations shall be applied by the Lender as follows:

                       (i) First, to the payment of reasonable costs and expenses incurred by the Lender in the enforcement of its rights under the Credit Documents, including, without limitation, all costs and expenses of collection, attorneys' fees, court costs and foreclosure expenses;

                       (ii) Second, to the Lender to be applied against the Obligations until the Obligations shall have been paid in full; and

                       (iii) Third, to such Persons as may be legally entitled thereto.

                  2(l) Fees. The Company shall pay the following fees to the
                       ----
Lender:

                       (1) Such closing fees as are agreed to in writing by the Company and the Lender, said fees to be payable on or before the date of making the first Loan hereunder.

                       (2) A non-refundable non-usage fee, such fee to be payable in quarterly installments, in arrears, on the last Business Day of each March, June, September and December during the term of this Agreement, each such installment to be in an amount equal to the product of: (i) the amount by which the Credit Limit exceeded the average daily amount of Loans outstanding during the previous calendar quarter, multiplied by (ii) 0.125%, divided by (iii) 4;
                               ----------                 -------
provided, however, that no non-usage fee shall be owed by the Company to the
--------  -------
Lender under this Paragraph 2(l)(2) for any quarter during which the average daily amount of Loans outstanding during such calendar quarter equals or exceeds fifty percent (50%) of the Credit Limit.

                       (3) An aged loan fee, such fee to be payable monthly in arrears on the applicable dates specified in Paragraph 2(d) hereof, each such installment to be in an amount equal to the product of (i) the average daily aggregate principal balance of all Mortgage Loans included in the Borrowing Base during said month of the type described in the first proviso to subsection (p) of the definition of "Eligible Mortgage Loan," multiplied by (ii) 0.125%,
                                               ----------
divided by (iii) 12.

                       (4) A collateral handling fee with respect to each Mortgage Loan (and related Required Documents) submitted to the Lender for inclusion in the Borrowing Base, such fee to be payable monthly in arrears on the applicable date specified in Paragraph 2(d) hereof, and to be in the amount of (i) for any month during which one hundred (100) or fewer Mortgage Loans (and related Required Documents) are delivered to the Lender, $10.00 for each Mortgage Loan delivered in such month, and (ii) for any month during which more than one hundred (100) Mortgage Loans (and related Required Documents) are delivered to the Lender, $7.00 for each Mortgage Loan delivered in such month.

         3.       Security Agreement; Guaranties; Additional Documents.
                  ----------------------------------------------------

                  3(a) Security Agreement and Financing Statements. On or before
                       -------------------------------------------
     the date hereof, the Company shall execute and deliver to the Lender: (1) a security agreement in the form of that attached hereto as Exhibit B (the
                                                               ---------
     "Security Agreement"), pursuant to which the Company shall pledge, assign and grant to the Lender a perfected, first priority security interest in and lien upon the Collateral, and (2) such UCC financing statements as the Lender may request.

                  3(b) Guaranties.
                       ----------

                       (1) On or before the date hereof, the Company shall cause to be executed and delivered to the Lender by NovaStar Financial a continuing guaranty in the form of that attached hereto as Exhibit C-1 (the
                                                                -----------
     "NovaStar Financial Guaranty").

                       (2) On or before the NFI Holding Delivery Date, the Company shall cause to be executed and delivered to the Lender by NFI Holding a continuing guaranty in the form of that attached hereto as Exhibit C-2 (the "NFI Holding Guaranty" and, together with the NovaStar
     -----------
     Financial Guaranty, the "Guaranties").

                  3(c) Further Documents. The Company agrees to execute and
                       -----------------
deliver and to cause to be executed and delivered to the Lender from time to time such confirmatory and supplementary security agreements, financing statements and other documents, instruments and agreements as the Lender may reasonably request, which are in the Lender's judgment necessary or desirable to obtain for the Lender the benefit of the Credit Documents and the Collateral.

         4.       Conditions to Making of Loans.
                  -----------------------------

                  4(a) First Loan. As conditions precedent to the Lender's
                       ----------
obligation to make the first Loan hereunder:

                       (1) The Company shall have delivered to the Lender, in form and substance satisfactory to the Lender and its counsel, each of the following:

                           (i)    A duly executed copy of this Agreement;

                          (ii) A duly executed copy of the Security Agreement and of the NovaStar Financial Guaranty;

                         (iii)    A duly executed copy of the Note;

                          (iv) Duly executed copies of all financing statements and other documents, instruments and agreements, properly executed, deemed necessary or appropriate by the Lender, in its reasonable discretion, to obtain for the Lender a perfected, first priority security interest in and lien upon the Collateral;

                           (v)    Such credit applications, financial
         statements, authorizations and such information concerning the Company and its business, operations and conditions (financial and otherwise) as the Lender may reasonably request;

                             (vi) Certified copies of resolutions of the Board of Directors of each of the Company and NovaStar Financial approving the execution and delivery of the Credit Documents to which the Company or NovaStar Financial, as applicable, is a party, the performance of the Obligations thereunder and the consummation of the transactions contemplated thereby;

                            (vii)  A certificate of the Secretary or an
         Assistant Secretary of each of the Company and NovaStar Financial certifying the names and true signatures of the officers of the Company or NovaStar Financial, as applicable, authorized to execute and deliver the Credit Documents to which the Company or NovaStar Financial, as applicable, is a party;

                           (viii) A copy of the Articles of Incorporation of each of the Company and NovaStar Financial, certified by the respective Secretary or an Assistant Secretary of the Company or NovaStar Financial, as applicable, as of the date of this Agreement as being accurate and complete;

                             (ix) A copy of the Bylaws of each of the Company and NovaStar Financial, certified by the respective Secretary or an Assistant Secretary of the Company or NovaStar Financial, as applicable, as of the date of this Agreement as being accurate and complete;

                              (x) A certificate of the Secretary of State of the Commonwealth of Virginia, certifying as of a recent date that the Company is in good standing;

                             (xi) A certificate of the Secretary of State of the State of Maryland, certifying as of a recent date that NovaStar Financial is in good standing;

                            (xii) An opinion of counsel for the Company and NovaStar Financial substantially in the form of Exhibit D attached
                                                         ---------
         hereto and covering such other matters as the Lender may reasonably request;

                           (xiii) Evidence satisfactory to the Lender that each of the Funding Account and the Settlement Account has been opened;

                           (xiv) A schedule of the initial Approved Investors duly approved by the Lender;

                            (xv) A duly completed Borrowing Base Schedule dated as of the date of the first Loan hereunder and certified by the Company to be true in all respects; and

                           (xvi)   A Covenant Compliance Certificate
         demonstrating in detail satisfactory to the Lender that the Company is in compliance with the covenants set forth in Paragraphs 7(h) and 7(i) below.

                  (2) All acts and conditions (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of the Credit Documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws.

                  (3) All documentation, including, without limitation, documentation for corporate and legal proceedings in connection with the transactions contemplated by the Credit Documents shall be satisfactory in form and substance to the Lender and its counsel.

                  (4) All fees required to be paid on or before the date hereof pursuant to Paragraph 2(l) above shall have been paid prior to (or will be paid concurrently with) the making of the first Loan hereunder.

          4(b)    Ongoing Loans. As conditions precedent to the Lender's
                  -------------
obligation to make any Loan hereunder, including the first Loan and including the conversion of any Loan to another type of Loan, at and as of the date of advance, conversion or continuance thereof;

                  (1) There shall have been delivered to the Lender a Loan Request therefor;

                  (2) The representations and warranties of the Company contained in the Credit Documents shall be accurate and complete in all respects as if made on and as of the date of such advance, conversion or continuance;

                  (3) There shall not have occurred an Event of Default or Potential Default;

                  (4) Following the funding of the requested Loan, the aggregate principal amount of Loans outstanding will not exceed the lesser of: (i) the Credit Limit and (ii) the Collateral Value of the Borrowing Base;

                  (5) There shall not have occurred any material adverse change in the financial condition, assets, nature of assets, operations or prospects of the Company from that represented in this Agreement, the other Credit Documents, or the documents or information furnished to the Lender in connection herewith or therewith; and

                  (6) The Required Documents for the Mortgage Loan(s) being funded therewith shall have been received by the Lender (except as otherwise provided in subsection (o) of the definition of Eligible Mortgage
     Loan).

By making a Loan Request to the Lender hereunder, the Company shall be deemed to have represented and warranted the accuracy and completeness of the statements set forth in subparagraphs (b)(2) through (b)(6) above.

          4(c) NFI Holding Documents. Within thirty (30) days from the date of
               ---------------------
this Agreement, the Company shall cause to be delivered to the Lender, in form and substance satisfactory to the Lender and its counsel, each of the following:

                  (i)   A duly executed copy of the NFI Holding Guaranty;

                  (ii) Certified copies of resolutions of the Board of Directors of NFI Holding approving the execution and delivery of the Credit Documents to which NFI Holding is a party, the performance of the Obligations thereunder and the communication of the transactions contemplated thereby;

                  (iii) A certificate of the Secretary or an Assistant Secretary of NFI Holding certifying the names and the signatures of the officers of NFI Holding authorized to execute and deliver the Credit Documents to which NFI Holding is a party;

                  (iv) A copy of the Articles of Incorporation of NFI Holding, certified by the Secretary or an Assistant Secretary of NFI Holding as of the date of this Agreement as being accurate and complete;

               (v) A copy of the Bylaws of NFI Holding, certified by the Secretary or an Assistant Secretary of NFI Holding as of the date of this Agreement as being accurate and complete;

               (vi) A certificate of the Secretary of State of ____________, certifying as of a recent date that NFI Holding is in good standing; and

               (vii)   An opinion of counsel for the Company and the Guarantors
          substantially in the form of Exhibit D attached hereto (as revised to
                                       ---------
          cover both Guarantors) and covering such other matters as the Lender may reasonably request.

     Upon the NFI Holding Delivery Date, NFI Holding shall become a Guarantor for all purposes under this Agreement.

     5.   Representations and Warranties of the Company.
          ---------------------------------------------

     The Company represents and warrants to the Lender that:

          5(a)  Financial Condition.   The financial statements, dated the
                -------------------
Interim Date, copies of which have been furnished to the Lender, are complete and correct and have been prepared to present fairly, in accordance with GAAP (or with such non-GAAP principles as are disclosed to and approved by Lender from time to time), the financial condition of the Company at such dates and the results of its operations and changes in financial position for the fiscal periods then ended.

          5(b)  No Change.   As of the date hereof, there has been no material
                ---------
adverse change in the business, operations, assets or financial or other condition of the Company from that shown on the financial statements dated as of the Interim Date referred to in Paragraph 5(a) above.

          5(c)  Corporate Existence; Compliance with Law.   The Company: (1) is
                ----------------------------------------
duly organized, validly existing and in good standing as a corporation under the laws of the Commonwealth of Virginia and is qualified to do business in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Company or its property or business or on the ability of the Company to pay or perform the Obligations, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do, and (3) is in compliance with all Requirements of Law and Contractual

Obligations, the failure to comply with which could have a material adverse effect on the business, operations, assets or financial or other condition of the Company or on the Collateral or the Collateral Value of the Borrowing Base.

          5(d)  Corporate Power; Authorization; Enforceable Obligations.   The
                -------------------------------------------------------
Company has the corporate power and authority and the legal right to execute, deliver and perform the Credit Documents and has taken all necessary corporate action to authorize the execution, delivery and performance of the Credit Documents. The Credit Documents have been duly executed and delivered on behalf of the Company and constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

          5(e)  No Legal Bar.   The execution, delivery and performance of the
                ------------
Credit Documents, the borrowing hereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of the Company the violation of which could have a material adverse effect on the business, operations, assets or financial or other condition of the Company or on the Collateral or the Collateral Value of the Borrowing Base or create or result in the creation of any Lien (except the Lien created by the Security Agreement) on any assets of the Company.

          5(f)  No Material Litigation.   Except as disclosed on Exhibit E
                ----------------------                           ---------
hereto, no litigation, investigation or proceeding of or before any court, arbitrator or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or against any of its properties or revenues which is likely to be adversely determined and which, if adversely determined, is likely to have a material adverse effect on the business, operations, property or financial or other condition of the Company or on the Collateral or the Collateral Value of the Borrowing Base.

          5(g)  Taxes.   To the best of the Company's knowledge, all tax returns
                -----
that are required to be filed by or on behalf of the Company have been filed and all taxes shown to be due and payable on said returns or on any assessments made against the Company or any of its property (other than taxes which are being contested in good faith by appropriate proceedings and as to which the Company has established adequate reserves in conformity with GAAP) have been paid and taxes which unknown to the Company were not paid.

          5(h)  Investment Company Act.   The Company is not an "investment
                ----------------------
company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          5(i)  Federal Reserve Board Regulations.   The Company is not engaged
                ---------------------------------
and will not engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan issued hereunder will be used, directly or indirectly, for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of the Board of Governors of the Federal Reserve System.

          5(j)  ERISA.   The Company and each of its ERISA Affiliates are in
                -----
compliance in all respects with the requirements of ERISA and no Reportable Event has occurred under any Plan maintained by the Company or any of its ERISA Affiliates which is likely to result in the termination of such Plan for purposes of Title IV of ERISA.

          5(k)  Assets.   The Company has good and marketable title to all
                ------
property and assets reflected in the financial statements referred to in Paragraph 5(a) above, except property and assets sold or otherwise disposed of in the ordinary course of business subsequent to the respective dates thereof. The Company has no outstanding Liens on any of its properties or assets and there are no security agreements to which the Company is a party, nor any title retention agreements, whether in the form of leases or otherwise, of any personal property except as permitted under Paragraph 7(a) below.

          5(l)  Securities Acts.   The Company has not issued any unregistered
                ---------------
securities in violation of the registration requirements of Paragraph 5 of the Securities Act of 1933, as amended, or any other law, and is not violating any rule, regulation or requirement under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended. The Company is not required to qualify an indenture under the Trust Indenture Act of 1939, as amended, in connection with its execution and delivery of the Note.

          5(m)  Consents, etc.   No consent, approval, authorization of, or
                -------------
registration, declaration or filing with, any Governmental Authority is required on the part of the Company in connection with the execution and delivery of the Credit Documents (other than filings to perfect the security interests granted by it) or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

          5(n)  Ownership and Subsidiaries.   As of the date hereof, ninety-nine
                --------------------------
percent (99%) of the economic interests in the Company are owned by NovaStar Financial. The Company has no Subsidiaries.

     6.   Affirmative Covenants.   The Company hereby covenants and agrees with
          ---------------------
the Lender that, as long as any Obligations remain unpaid or the Lender has any obligation to make Loans hereunder, the Company shall:

          6(a)  Financial Statements.   Furnish or cause to be furnished to the
                --------------------
Lender:

                (1) Within ninety (90) days after the last day of each fiscal year of NovaStar Financial, statements of income and cash flows for such year, and balance sheets as of the end of such year, of each of NovaStar Financial, NFI Holding and the Company, presented fairly in accordance with GAAP (or with such non-GAAP principles as are disclosed to and approved by Lender from time to time) and accompanied by an unqualified report of a firm of independent certified public accountants acceptable to the Lender and including therewith a copy of any management letter from such certified public accountants, together with a consolidating schedule prepared by an officer of NovaStar Financial in form and substance acceptable to the Lender which reconciles and consolidates the above-referenced financial statements;

                (2) Within forty-five (45) days after the last day of each calendar month, statements of income for such month, and balance sheets as of the end of such month, of each of NovaStar Financial, NFI Holding and the Company, accompanied in each case by a consolidating schedule prepared by an officer of NovaStar Financial in form and substance acceptable to the Lender which reconciles and consolidates the above-referenced financial statements and by a Covenant Compliance Certificate of the appropriate officer of NovaStar Financial, stating that all such financial statements are prepared fairly in accordance with GAAP (or with such non-GAAP principles as are disclosed to and approved by Lender from time to time) and demonstrating in detail satisfactory to the Lender compliance with the financial covenants set forth in Paragraphs 7(h) and 7(i) below as of and at the end of such month.

          6(b)  Certificates; Reports; Other Information.   Furnish or cause to
                ----------------------------------------
be furnished to the Lender:

                (1) Within forty-five (45) days after the last day of each calendar month a collateral report, a commitment report, a Hedging Report and a pipeline management report, all for said calendar month and each in a form approved by Lender and containing such other information as may be reasonably requested by Lender;

                (2) Promptly, such additional financial and other information, including, without limitation, financial statements of any of NovaStar Financial, NFI Holding or the Company or any Approved Investor and information regarding the Collateral as the Lender may from time to time reasonably request;

                (3) Promptly, and in any event within five (5) business days after received or sent by the Company, (i) true and complete copies of all audits, reports, studies and similar documentation prepared by, or on behalf of FHA, VA or the Department of Housing and Urban Development or similar agency relating to the Company's operations, servicing or lending practices or which have been done in connection with a review, extension or conditioning of any licenses and approvals issued to the Company by FHA or VA; and (ii) copies of all correspondence between any of the foregoing departments and agencies and the Company related to any such audits, reports, studies and similar documents; and

                (4) Promptly, copies of any and all forms, reports, supplements or other documents of any kind filed by the Company with the Securities and Exchange Commission.

          6(c)  Payment of Indebtedness.   Pay or otherwise satisfy at or before
                -----------------------
maturity or before it becomes delinquent or accelerated, as the case may be, all its Indebtedness (including taxes), except Indebtedness being contested in good faith by appropriate proceedings and for which provision is made to the satisfaction of the Lender for the payment thereof in the event the Company is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by the Company.

          6(d)  Maintenance of Existence and Properties.   Maintain its
                ---------------------------------------
corporate existence and obtain and maintain all rights, privileges, licenses, approvals, franchises, properties and assets necessary or desirable in the normal conduct of its business, including but not limited to all approvals with respect to FHA and VA, and comply with all Contractual Obligations and Requirements of Law (including, without limitation, any Requirements of Law under or in connection with ERISA), except where the failure to so comply is not likely to have a material adverse effect on the business, operations, assets or financial or other condition of the Company or on the Collateral or the Collateral Value of the Borrowing Base.

          6(e)  Inspection of Property; Books and Records; Audits.
                -------------------------------------------------

                (1) Keep proper books of record and account in which full, true and correct entries in conformity with GAAP (or with such non-GAAP principles as are disclosed to and approved by Lender from time to time) and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and

                (2) Permit: (i) representatives of the Lender to (A) visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired by the Lender (but, prior to the occurrence of an Event of Default, only upon not less than two Business Days' prior notice), and (B) discuss the business, operations, properties and financial and other condition of the Company with officers and employees of the Company, and with its independent certified public accountants, and (ii) representatives of the Lender to conduct periodic operational audits of the Company's business and operations.

          6(f)  Notices.   Promptly give written notice to the Lender of:
                -------

                (1) The occurrence of any Potential Default or Event of Default known to responsible management personnel of the Company and the proposed method of cure thereof;

                (2) Any litigation or proceeding affecting the Company or the Collateral which could have a material adverse effect on the Collateral, the Collateral Value of the Borrowing Base or the business, operations, property, or financial or other condition of the Company;

                (3) A material adverse change known to responsible management personnel of the Company in the business, operations, property or financial or other condition of the Company; and

                (4) Any changes in the following senior management positions of the Company: President, Chief Financial Officer or any Vice President.

          6(g)  Expenses.   Pay all reasonable out-of-pocket costs and expenses
                --------
(including fees and disbursements of legal counsel) of the Lender: (1) incident to the preparation, negotiation and administration of the Credit Documents, including with respect to or in connection with any waiver or amendment thereof or thereto, (2) associated with any periodic audits conducted pursuant to

Paragraph 6(e)(2)(ii) above, and (3) incident to the enforcement of payment of the Obligations, whether by judicial proceedings or otherwise, including, without limitation, in connection with bankruptcy, insolvency, liquidations reorganization moratorium or other similar proceedings involving the Company or a "workout" of the Obligations. The obligations of the Company under this Paragraph 6(g) shall be effective and enforceable whether or not any Loan is advanced by the Lender hereunder and shall survive payment of all other Obligations.

          6(h)  Credit Documents.   Comply with and observe all terms and
                ----------------
conditions of the Credit Documents.

          6(i)  Insurance.   Obtain and maintain insurance with responsible
                ---------
companies in such amounts and against such risks as are usually carried by corporations engaged in similar businesses similarly situated, including, without limitation, errors and omissions coverage and fidelity coverage in form and substance acceptable under FNMA, FHLMC or GNMA guidelines, and furnish the Lender on request full information as to all such insurance, and to provide within five (5) days after receipt, certificates or other documents evidencing the renewal of each such policy.

          6(j)  Wet Funding Mortgage Loan Transmittal Form.   Furnish or cause
                ------------------------------------------
to be furnished to the Lender, with each Eligible Mortgage Loan shipped or delivered which is of the type described in the proviso contained in subsection
(o) of the definition of Eligible Mortgage Loan, a Wet Funding Mortgage Loan Transmittal Form substantially in the form attached as Exhibit K hereto.
                                                       ---------
     7.   Negative Covenants.  The Company hereby agrees that, as long as any
          ------------------
Obligations remain unpaid or the Lender has any obligation to make Loans hereunder, the Company shall not at any time, directly or indirectly:

          7(a)  Liens.   Create, incur, assume or suffer to exist, any Lien upon
                -----
the Collateral except as contemplated by the Security Agreement, or create, incur, assume or suffer to exist any Lien upon any of its other property and assets (including servicing rights) except:

                (1) Liens for current taxes, assessments or other governmental charges which are not delinquent or which remain payable without penalty, or the validity of which are contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof, provided the Company shall have set aside on its books and shall maintain adequate reserves for the payment of same in conformity with GAAP;

                (2) Liens, deposits or pledges made to secure statutory obligations, surety or appeal bonds, or bonds for the release of attachments or for stay of execution, or to secure the performance of bids, tenders, contracts (other than for the payment of borrowed money), leases or for purposes of like general nature in the ordinary course of the Company's business;

                (3) Purchase money security interests for property (except Mortgage Loans) hereafter acquired, conditional sale agreements, or other title retention agreements, with respect to property hereafter acquired; provided, however, that no such security interest or agreement shall affect any servicing rights or extend to any property other than the property acquired; and

                (4)  Liens securing Permitted Secured Debt.

          7(b)  Indebtedness.   Create, incur, assume or suffer to exist, or
                ------------
otherwise become or be liable in respect of any Indebtedness except:

                (1)  The Obligations;

                (2) Indebtedness reflected in the financial statements referred to in Paragraph 5(a) above;

                (3) Trade debt incurred in the ordinary course of business, paid within thirty (30) days after the same has become due and payable or which is being contested in good faith, provided provision is made to the satisfaction of the Lender for the eventual payment thereof in the event it is found that such contested trade debt is payable by the Company;

                (4) Indebtedness secured by Liens permitted under Paragraph 7(a) above;

                (5) Liabilities incurred as "seller/repurchaser" under repurchase agreements covering Mortgage-Backed Securities or Mortgage Loans in customary form;

                (6) Capitalized Lease Obligations in an aggregate amount not to exceed at any one time outstanding $250,000.00;

                (7) Liabilities arising out of collateralized mortgage obligations created by the Company or entities created by the Company; and

                (8)  Permitted Other Debt.

          7(c)  Consolidation and Merger; Change of Business.   Liquidate or
                --------------------------------------------
dissolve or enter into any consolidation, merger, partnership, joint venture, syndicate or other combination or make any change in the nature of its business as a mortgage banker as presently conducted.

          7(d)  Acquisitions.   Purchase or acquire or incur liability for the
                ------------
purchase or acquisition of any or all of the assets or business of any Person, other than in the normal course of business as currently conducted (it being expressly agreed and understood that the acquisition of non-recourse servicing is a normal course of business activity and that the acquisition of recourse servicing is not a normal course of business activity).

          7(e)  Transfer of Stock.   Permit the acquisition, purchase,
                -----------------
redemption, retirement, transfer or issuance of any shares of its capital stock now or hereafter outstanding which would result in (i) prior to the NFI Holding Delivery Date, NovaStar Financial owning less than ninety-nine percent (99%) of the economic interest in the Company, and (ii) on and after the NFI Holding Delivery Date, NFI Holding owning less than one hundred percent (100%) of its outstanding capital stock.

          7(f)  Investments; Advances; Guaranties.   Make or commit to make any
                ---------------------------------
advance, loan or extension of credit (other than Mortgage Loans made in the ordinary course of the Company's business) or capital contribution to, or purchase any stocks, bonds, notes, debentures or other securities of, or make any other investment in, or guaranty the indebtedness or other obligations of, any Person.

          7(g)  Sale of Assets.   Sell, lease, assign, transfer or otherwise
                --------------
dispose of any of its assets (other than obsolete or worn out property), whether now owned or hereafter acquired, other than in the ordinary course of business as currently conducted and at fair market value (it being expressly agreed and understood that the sale or other disposition of Mortgage-Backed Securities and Mortgage Loans with or without servicing released and of mortgage servicing rights is in the ordinary course of business).

          7(h)  Required Equity Ratio.   Permit the ratio at any date of
                ---------------------
Required Equity to Shareholder Equity to be more than 1.0:1.0.

          7(i)  Minimum Adjusted Tangible Net Worth.  Permit Adjusted Tangible
                -----------------------------------
Net Worth as of the last day of any fiscal quarter to be less than the greater of (i) eighty percent (80%) of the net proceeds from the Equity Issuance, and
(ii) $30,000,000.

     8.   Events of Default. Upon the occurrence of any of the
          -----------------
following events (an "Event of Default"):

          8(a) The Company shall fail to pay principal or interest on any Loan or any fee payable pursuant to Paragraph 2(l) above or any amount payable pursuant to Paragraph 2(f)(2) above when due; or

          8(b) Any representation or warranty made or deemed made by the Company or either Guarantor in any Credit Document or in connection with any Credit Document shall be inaccurate or incomplete in any respect on or as of the date made or deemed made; or

          8(c) The Company shall fail to maintain its corporate existence or shall default in the observance or performance of any covenant or agreement contained in Paragraph 7 above or in the Security Agreement; or

          8(d) The Company shall fail to observe or perform any other term or provision contained in the Credit Documents and such failure shall continue for thirty (30) days; or

          8(e) The Company shall default in any payment of principal of or interest on any Indebtedness in the aggregate principal amount of $100,000.00 or more (and without regard for the dollar amount of the defaulted payment), or any other event shall occur, the effect of which is to permit such Indebtedness to be declared or otherwise to become due prior to its stated maturity; or

          8(f) (1) The Company or either Guarantor shall commence any case, proceeding or other action (i) relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to the Company or either Guarantor, or seeking to adjudicate the Company or either Guarantor a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to the Company or either Guarantor or the debts of any of them, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for the Company or for all or any substantial part of the Company's assets, or the Company or either Guarantor shall make a general assignment for the benefit of its, his or their creditors; or (2) there shall be commenced against the Company or either Guarantor any case, proceeding or other action of a nature referred to in clause (1) above which (i) results in the entry of an order for relief or any such adjudication or appointment, or (ii) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (3) there shall be commenced against the Company or either Guarantor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of the assets of any of them which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within sixty (60) days from the entry thereof; or (4) the Company or either Guarantor shall take any action in furtherance of, or indicating its, his or their consent to, approval of, or acquiescence in (other than in connection with a final settlement), any of the acts set forth in clauses (1), (2) or (3) above; or (5) the Company or either Guarantor shall generally not, or shall be unable to, or shall admit in writing its, his or their inability to pay its, his or their debts as they become due; or

          8(g) (1) The Company or any of its ERISA Affiliates shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (2) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, (3) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or institution of proceedings is, in the reasonable opinion of the Lender, likely to result in the termination of such Plan for purposes of Title IV of ERISA, and, in the case of a Reportable Event, the continuance of such Reportable Event unremedied for ten days after notice of such Reportable Event pursuant to Section 4043(a), (c) or (d) of ERISA is given or the continuance of such proceedings for ten days after commencement thereof, as the case may be, (4) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (5) any withdrawal liability to a Multi-Employer Plan shall be incurred by the Company or any of its ERISA Affiliates or (6) any other event or condition shall occur or exist; and in each case in clauses (1) through (6) above, such event or condition, together with all other such events or conditions, if any, is likely to subject the Company or any of its respective ERISA Affiliates to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of the Company or any of its ERISA Affiliates; or

          8(h) One or more judgments or decrees in an aggregate amount in excess of $500,000.00 shall be entered against the Company and all such judgments or decrees shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within sixty (60) days from the entry thereof; or

          8(i) Either Guarantor shall fail to observe or perform any term or provision of the Guaranty to which such Guarantor is a party or shall attempt to rescind or revoke such Guaranty, with respect to future transactions or otherwise; or

                  8(j) Any acquisition, purchase, redemption, retirement, transfer or issuance of the company's capital stock shall occur in violation of Paragraph 7(e) above; or

                  8(k) Either W. Lance Anderson or Scott F. Hartman is removed from his current position with the Company or his duties in such position are diminished in any material respect; or

                  8(l) The NFI Holding Delivery Date shall not occur within thirty (30) days of the date of this Agreement; or

                  8(m) The Company shall not have delivered to the Lender satisfactory evidence from the Secretary of State of California that the Company is qualified as a foreign corporation in such state within ninety (90) days of the date of this Agreement.

                                     THEN:

                       (1) Automatically upon the occurrence of an Event of Default under Paragraph 8(f) above; and

                       (2) In all other cases, at the option of the Lender,

the Lender's obligation to make Loans hereunder shall terminate and the principal balance of outstanding Loans and interest accrued but unpaid thereon shall become immediately due and payable, without demand upon or presentment to the Company, which are expressly waived by the Company.

         9.       Miscellaneous Provisions.
                  ------------------------

                  9(a) Assignment. The Company may not assign its rights or
                       ----------
obligations under this Agreement without the prior written consent of the Lender. The Lender shall not assign its rights and obligations under this Agreement to any other party not a party to this Agreement as of the date hereof; provided, however, that the Lender may at any time pledge or assign all
        --------  -------
or any portion of the Lender's rights under this Agreement and the other Credit Documents to a Federal Reserve Bank. Subject to the foregoing, all provisions contained in this Agreement or any document or agreement referred to herein or relating hereto shall inure to the benefit of the Lender, its successors and assigns, and shall be binding upon the Company, its successors and assigns.

                  9(b) Amendment.  Neither this Agreement nor any of the other
                       ---------
Credit Documents may be amended or terms or provisions hereof or thereof waived unless such amendment or waiver is in writing and signed by the Lender and the Company. It is expressly agreed and understood that the failure by the Lender to elect to accelerate amounts outstanding hereunder or to terminate the obligation of the Lender to make Loans hereunder shall not constitute an amendment or waiver of any term or provision of this Agreement.

                  9(c)  Cumulative Rights; No Waiver.  The rights, powers and
                        ----------------------------
remedies of the Lender under the Credit Documents are cumulative and in addition to all rights, powers and remedies provided under any and all agreements among the Company and the Lender relating hereto, at law, in equity or otherwise. Any delay or failure by the Lender to exercise any right, power or remedy shall not constitute a waiver thereof by the Lender, and no single or partial exercise by the Lender of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.

                  9(d)  Entire Agreement.  This Agreement and the documents
                        ----------------
and agreements referred to herein embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.


                  9(e)  Survival.  All representations, warranties, covenants
                        --------
and agreements on the part of the Company and the Guarantors contained in the Credit Documents shall survive the termination of this Agreement and shall be effective until the Obligations are paid and performed in full or longer as expressly provided herein.


                  9(f)  Notices. All notices given by any party to the others
                        -------
under the Credit Documents shall be in writing unless otherwise provided for herein, delivered personally or by depositing the same in the United States mail, registered, with postage prepaid, addressed to the party at the address set forth on Schedule I attached hereto. Any party may change the address to
             ----------
which notices are to be sent by notice of such change to each other party given as provided herein. Such notices shall be effective on the date received or, if mailed, on the third Business Day following the date mailed.

                  9(g)  Governing Law.  This Agreement shall be governed by and
                        -------------
construed in accordance with the laws of the State of North Carolina.

                  9(h)  Sub-Participation by Lender.  The Lender may at any
                        ---------------------------
time sell to one or more financial institutions (each of such financial institutions being herein called a "Participant") participating interests in any of the Obligations held by the Lender and its commitments hereunder; provided, however, that: (1) no participation contemplated by this Paragraph 9(h) shall relieve the Lender from its obligations hereunder or under any other Credit Document; (2) the Lender shall remain solely respon-sible for the performance of such obligations; and (3) the Company shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under the Credit Documents.

                  9(i)  Counterparts. This Agreement and the other Credit
                        ------------
Documents may be executed in any number of counterparts, all of which together shall constitute one agreement.

                  9(j)  Exculpatory Provisions.  Neither the Lender nor any of
                        ----------------------
its officers, directors, employees, agents, counsel, attorneys-in-fact or Affiliates shall be liable to the Company for any action taken or omitted to be taken by it or such Person under or in connection with the Credit Documents or with respect to the Collateral (except for its or such Person's own gross negligence or willful misconduct).


                  9(k)  Indemnification. The Company agrees to indemnify, defend
                        ---------------
and hold harmless the Lender from and against any and all claims, obligations, penalties, actions, suits, judgments, costs, disbursements, losses, liabilities and damages (including, without limitation, reasonable attorneys' fees) of any kind whatsoever which may at any time be imposed on, assessed against or incurred by the Lender in any way relating to or arising out of the Credit Documents or any documents contemplated by or referred to therein or the transactions contemplated thereby or any action taken or omitted to be taken by the Lender in connection with the foregoing; provided, the Company shall not be liable for any portion of any such claims, obligations, etc., arising out of or resulting from the gross negligence or willful misconduct of the Lender. The indemnification obligations of the Company under this Paragraph 9(k) shall survive termination of this Agreement and payment in full of the Obligations.

         10.  Definitions.  For purposes of this Agreement, the terms set
              -----------
forth below shall have the following meanings:

         "A Paper" shall have the meaning set forth on Exhibit L attached
          -------                                      ---------
hereto.

         "Additional Required Documents" shall mean for any Mortgage Loan those
          -----------------------------
items described on Exhibit F attached hereto.
                   ---------

         "Adjusted Tangible Net Worth" shall mean at any date:
          ---------------------------

                  (a)  Book Net Worth, minus
                                       -----

                  (b) The sum of (1) all assets which would be classified as intangible assets under GAAP, including, without limitation, purchased and capitalized value of servicing rights, goodwill (whether representing the excess cost over book value of assets acquired or otherwise), patents, trademarks, trade names, copyrights, franchises and deferred charges (including, without limitation, unamortized debt discount and expense, organization costs and research and product development costs) plus
(2) all receivables from directors, officers and shareholders of NovaStar Financial and its consolidated Subsidiaries, plus
                                             ----

                  (c) The amount of reserves of NovaStar and its consolidated Subsidiaries for credit losses (as referenced on the financial statements referred to in Paragraph 6(a) above), minus
                                      -----

                  (d) The amount of unrealized gains on debt securities (as defined in FASB 115) of NovaStar Financial and its consolidated Subsidiaries, plus
              ----

                  (e) The amount of unrealized losses on debt securities (as defined in FASB 115) of NovaStar Financial and its consolidated Subsidiaries.

         "Affiliate" shall mean, as to any Person, any other Person directly
          ---------
or indirectly controlling, controlled by or under direct or indirect common control with, such Person. "Control" as used herein means the power to direct the management and policies of such Person.


         "Agreement" shall mean this Agreement, as the same may be amended,
          ---------
extended or replaced from time to time.

         "Applicable Fed Funds-Based Rate" shall mean a rate of interest equal
          -------------------------------
to the Fed Funds Rate plus one and one-quarter percent (1.25%) per annum.

         "Applicable LIBOR-Based Rate" shall mean, with respect to any
          ---------------------------
Eurodollar Loan for the Interest Period applicable to such Eurodollar Loan, the rate per annum (rounded upward, if necessary, to the next higher 1/32 of one percent (.03125%)) calculated in accordance with the following formula:


                                           LR    + 1.125
                                        -------
         Applicable LIBOR-Based Rate  =  1-LRP

where

         LR       =        LIBOR Rate
         LRP      =        LIBOR Reserve Percentage

         "Approved Investor" shall mean FNMA, FHLMC or any other Person
          -----------------
pre-approved in writing (which pre-approval may be limited in dollar amounts by type and otherwise) by the Lender (including those shown on Schedule II) and which approval has not been revoked by the
               -----------
Lender in its sole discretion (such revocation to be effective on the tenth Business Day following notice thereof given to the Company in writing).

         "Book Net Worth" shall mean the excess of total assets of NovaStar
          --------------
Financial and its consolidated Subsidiaries over Total Liabilities of NovaStar Financial and its consolidated Subsidiaries determined in accordance with GAAP (or such non-GAAP principles as may be disclosed to and approved by Lender from time to time).

         "Borrowing Base" shall mean at any date all Eligible Mortgage Loans
          --------------
delivered to and held by the Lender or otherwise identified as Collateral under the Security Agreement as collateral security for the Obligations.

         "Borrowing Base Schedule" shall mean a schedule prepared by the Lender
          -----------------------
and certified to by the Company in the form of that attached hereto as Exhibit
                                                                       -------
G.

         "Bulk Acquisition" shall mean the acquisition by the Company of a
          ----------------
seasoned loan pool consisting of Mortgage Loans with an aggregate outstanding principal balance equal to or greater than $2,000,000.

         "Business Day" shall mean any day other than a Saturday, a Sunday or a
          ------------
day on which banks in Charlotte, North Carolina are authorized or obligated to close their regular banking business.

         "Capitalized Lease Obligations" of any Person shall mean the
          -----------------------------
obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.
          ----

         "Collateral" shall have the meaning given such term in the Security
          ----------
Agreement.

         "Collateral Value of the Borrowing Base" shall mean at any date the sum
          --------------------------------------
of the Unit Collateral Values of all Eligible Mortgage Loans included in the Borrowing Base at such date (including Eligible Mortgage Loans shipped into pools supporting

Warehouse Related MBSs pending sale of such Warehouse Related MBSs and delivery of the sale proceeds thereof to the Settlement Account).

         "Commonly Controlled Entity" of a Person shall mean a Person, whether
          --------------------------
or not incorporated, which is under common control with such Person within the meaning of Section 414(c) of the Internal Revenue Code.

         "Company" shall have the meaning given such term in the introductory
          -------
paragraph hereof.

         "consolidated Subsidiary" shall mean, for the purpose of this
          -----------------------
Agreement, either (i) a Subsidiary which is required by GAAP to be consolidated
           ------
for the purposes of financial statement preparation and reporting, or (ii) any
                                                                   --
corporation, partnership, or joint venture more than fifty percent (50%) of the economic interest in which shall, at the time as of which any determination is made, be owned, either directly or through Subsidiaries.

         "Contact Office" shall mean the office of the Lender at One First Union
          --------------
Center, 301 South College Street, Charlotte, North Carolina 28288.

         "Contractual Obligation" as to any Person shall mean any provision of
          ----------------------
any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

         "Corporate Base Rate" shall mean a fluctuating rate per annum announced
          -------------------
from time to time by the Lender to be its "Prime Rate" as such "Prime Rate" may change from time to time, said changes to occur on the first date the "Prime Rate" changes; it being understood that the "Prime Rate" is the rate announced by the Lender from time to time as its "Prime Rate" and is not necessarily the lowest interest rate charged by the Lender to its customers.

         "Covenant Compliance Certificate" shall mean a certificate in the form
          -------------------------------
of Exhibit H attached hereto.
   ---------
         "Credit Documents" shall mean this Agreement, the Security Agreement,
          ----------------
the Guaranties, the Note and each other document, instrument and agreement executed by the Company or either Guarantor in connection herewith, as any of the same may be amended, extended or replaced from time to time.

         "Credit Limit" shall mean $30,000,000.00.
          ------------

         "Eligible Mortgage Loan" shall mean a Mortgage Loan with
          ----------------------
respect to which each of the following statements shall be accurate and complete (and the Company by confirming the inclusion of such Mortgage Loan in any computation of the Collateral Value of the Borrowing Base shall be deemed to so represent and warrant to the Lender at and as of the date of such computation):

                  (a) Said Mortgage Loan is a binding and valid obligation of the Obligor thereon, in full force and effect and enforceable in accordance with its terms.

                  (b) Said Mortgage Loan is genuine in all respects as appearing on its face and as represented in the books and records of the Company and all information set forth therein is true and correct.

                  (c) Said Mortgage Loan is free of any default of any party thereto (including the Company), other than as expressly permitted pursuant to subparagraph (d) below, counterclaims, offsets and defenses and from any rescission, cancellation or avoidance, whether by operation of law or otherwise.

                  (d) No payment under said Mortgage Loan is more than sixty
(60) days past due the payment due date set forth in the underlying promissory note and deed of trust (or mortgage); provided, however, that a Mortgage Loan
                                      --------  -------
which is more than sixty (60) days delinquent may be an Eligible Mortgage Loan so long as (i) said Mortgage Loan is not more than ninety (90) days delinquent, and (ii) said Mortgage Loan, when added to the Unit Collateral Values of all other Mortgage Loans which are more than sixty (60) days delinquent, does not exceed five percent (5%) of the Credit Limit.

                  (e) Said Mortgage Loan contains the entire agreement of the parties thereto with respect to the subject matter thereof, has not been modified or amended in any respect and is free of concessions or understandings with the Obligor thereon of any kind not expressed in writing therein.

                  (f) Said Mortgage Loan is in all respects as required by and in accordance with all applicable laws and regulations governing the same, including, without limitation, the federal Consumer Credit Protection Act and the regulations promulgated thereunder and all applicable usury laws and restrictions, and all notices, disclosures and other statements or information required by law or regulation to be given, and any other act required by law or regulation to be performed, in connection with said Mortgage Loan have been given and performed as required.

                  (g) All advance payments and other deposits on said Mortgage Loan have been paid in cash, and no part of said sums has been loaned, directly or indirectly, by the Company to the Obligor and there have been no prepayments on account of said Mortgage Loan.

                  (h) At all times said Mortgage Loan will be free and clear of all Liens, except in favor of the Lender.

                  (i) The Property covered by said Mortgage Loan is insured against loss or damage by fire and all other hazards normally included within standard extended coverage in accordance with the provisions of said Mortgage Loan with the Company named as a loss payee thereon.

                  (j) The Property covered by said Mortgage Loan is free and clear of all Liens except the Lien securing the Mortgage Loan subject only to (1) the Lien of current real property taxes and assessments not yet due and payable; (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record, as of the date of recording, as are acceptable to mortgage lending institutions generally and specifically referred to in a lender's title insurance policy delivered to the originator of the Mortgage Loan and (i) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (ii) which do not materially adversely affect the appraised value of the Property as set forth in such appraisal; (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage Loan or the use, enjoyment, value or marketability of the related Property; (4) Liens subordinate in priority to the Lien securing the Mortgage Loan, and (5) if the Lien securing such Mortgage Loan is a second priority Lien, one Lien securing indebtedness which is prior to the Lien securing the Mortgage Lien.

                  (k) If said Mortgage Loan has been withdrawn from the possession of the Lender and:

                           (1) If said Mortgage Loan was withdrawn by the Company for purposes of correcting clerical or other non-substantive documentation problems pursuant to a trust receipt, as permitted under Paragraph 6 of the Security Agreement, the Unit Collateral Value of said Mortgage Loan when added to the Unit Collateral Value of other Mortgage Loans included in the calculation of the Collateral Value of the Borrowing Base the promissory notes for which have been similarly withdrawn by the Company does not exceed one percent (1%) of the Credit Limit, and the promissory note and other documents relating to said Mortgage Loan are returned to the Lender within fifteen (15) Business Days from the date of withdrawal;

                           (2) If said Mortgage Loan was shipped by the Lender directly to a permanent investor for purchase, the full purchase price therefor has been received by the Lender (or said Mortgage Loan has been returned to the Lender) within forty-five (45) days from the date of shipment by the Lender; and

                           (3) If said Mortgage Loan was shipped by the Lender directly to a custodian for purposes of formation of a pool supporting a Mortgage-Backed Security, the Mortgage-Backed Security is issued, sold and the purchase price therefor has been received by the Lender (or said Mortgage Loan has been returned to the Lender) within forty-five (45) days from the date of shipment by the Lender.

                  (l) (i) In the case of a Mortgage Loan which is considered to be A Paper and which was not acquired as part of a Bulk Acquisition, the date of the underlying promissory note is no earlier than three hundred and sixty-five
(365) days prior to the date said Mortgage Loan is first included in the Borrowing Base; and (ii) in the case of a Mortgage Loan which is considered to be Non-A Paper and which was not acquired as part of a Bulk Acquisition, the date of the underlying promissory note is no earlier than one hundred and eighty
(180) days prior to the date said Mortgage Loan is first included in the Borrowing Base (provided, that a Mortgage Loan acquired as part of a Bulk
                --------
Acquisition may have an underlying promissory note of any date).

                  (m) If said Mortgage Loan is FHA insured or VA guaranteed, such insurance or guaranty (or a binding commitment to issue such insurance or guaranty) is in full force and effect.

                  (n) The improvements on the Property consist of a completed one-to-four unit single family residence, including but not limited to a condominium, planned unit development or townhouse but excluding in any event a co-op.

                  (o) There has been delivered to the Lender the Required Documents for said Mortgage Loan; provided, however, that the Required Documents for said Mortgage Loan may be delivered to the Lender within five (5) Business Days of the inclusion of said Mortgage Loan in the Borrowing Base so long as the Unit Collateral Value of said Mortgage Loan for which the Required Documents are delivered within five (5) Business Days after its inclusion in the Borrowing Base, when added to the Unit Collateral Value of all other such Mortgage Loans for which the Required Documents are delivered within five (5) Business Days after its inclusion in the Borrowing Base, does not exceed thirty percent (30%) of the Credit Limit during the first five (5) Business Days and the last five

(5) Business Days of each month, and (ii) twenty percent (20%) of the Credit Limit at all other times.

                  (p) Said Mortgage Loan has not been included in the Borrowing Base for more than one hundred and eighty (180) days; provided, however that a
                                                      --------  -------
Mortgage Loan which is included in the Borrowing Base for more than one hundred and eighty (180) days may be an Eligible Mortgage Loan so long as (i)(A) said Mortgage Loan is of a type described in the proviso to subsection (d) of this definition of "Eligible Mortgage Loan", and (B) said Mortgage Loan is not included in the Borrowing Base for more than three hundred and sixty (360) days, or (ii) (A) said Mortgage Loan is not included in the Borrowing Base for more than three hundred and sixty (360) days, and (B) said Mortgage Loan, when added to the Unit Collateral Values of all other Mortgage Loans which are included in the Borrowing Base for more than one hundred and eighty (180) days subject to this section (B) of this proviso of this subsection (p), does not exceed twenty percent (20%) of the Credit Limit.

                  (q) Said Mortgage Loan has not previously been included in the Borrowing Base, then shipped to an investor or certifying custodian and returned, for whatever reason, to the Lender.

                  (r) The Company obtained such appraisal in connection with the origination of said Mortgage Loan as would satisfy all appraisal requirements for said Mortgage Loan if such had been originated by a federally insured depositary institution.

         "Equity Issuance" shall mean that certain initial issuance by NovaStar
          ---------------
Financial of convertible preferred stock which occurred on December 9, 1996.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974,
          -----
as the same may from time to time be supplemented or amended.

         "ERISA Affiliate" shall mean, with respect to any Person, any trade or
          ---------------
business (whether or not incorporated) that is a member of the group of which such Person is a member and which is treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder in effect from time to time.

         "Eurodollar Business Day" shall mean a Business Day upon which
          -----------------------
commercial banks in London, England are open for domestic and international business.

         "Eurodollar Loans" shall mean Loans hereunder at such time as they are
          ----------------
bearing interest at the Applicable LIBOR-Based Rate.

         "Event of Default" shall have the meaning set forth in Paragraph 8
          ----------------
above.

         "FHA" shall mean the Federal Housing Administration and any successor
          ---
agency.

         "Fair Market Value" shall mean, with respect to any Mortgage Loan, the
          -----------------
market value of such Mortgage Loan as determined by Lender in its sole discretion from time to time but no less frequently than monthly.

         "Fed Funds Loans" shall mean Loans hereunder at such time as they are
          ---------------
bearing interest at the Applicable Fed Funds-Based Rate.

         "Fed Funds Rate" shall mean, for any day, a fluctuating interest rate
          --------------
per annum equal to the weekly weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers for each seven-day period ending on Wednesday of each week which includes such day, as published in Statistical Release H.15 by the Federal Reserve System, or, if such rate is not so published for any week, the average of the quotations for such day on such transactions received by Lender from three Federal funds brokers of recognized standing selected by Lender.

         "Funding Account" shall mean, collectively, Accounts No.
          ---------------                                         --------------
and No.                    maintained in Lender's name alone with the Lender at
       -------------------
the Contact Office.

         "GAAP" shall mean generally accepted accounting principles in the
          ----
United States of America in effect from time to time.

         "Governmental Authority" shall mean any nation or governments any state
          ----------------------
or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guaranties" shall mean, collectively, the NovaStar Financial Guaranty
          ----------
and the NFI Holding Guaranty.

         "Guarantors" shall mean, collectively, Novastar Financial and NFI
          ----------
Holding.

         "Hedging Report" shall mean a report prepared by the Company in the
          --------------
form of that attached hereto as Exhibit M.
                                ---------

         "Indebtedness" of any Person shall mean all items of indebtedness
          ------------
which, in accordance with GAAP and practices thereof, would be included in determining liabilities as shown on the liability side of a statement of condition of such Person as of the date as of which indebtedness is to be determined, including: without limitation, all obligations for money borrowed and Capitalized Lease Obligations, all amounts for which such Person may be obligated under gestation or other repurchase facilities, and shall also include all indebtedness and liabilities of others assumed or guaranteed by such Person or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection) whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise.


         "Interim Date" shall mean December 31, 1996.
          ------------

         "Interest Period" shall mean with respect to any Loan which is a
          ---------------
Eurodollar Loan, the period commencing on the date advanced and ending one month, two months or three months thereafter, as designated in the related Loan Request; provided, however, that (a) any Interest Period which would otherwise end on a day which is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless by such extension it would fall in another calendar month, in which case such Interest Period shall end on the immediately preceding Eurodollar Business Day; (b) any Interest Period applicable to a Eurodollar Loan which begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period is to end shall, subject to the provisions of clause (a) hereof, end on the last day of such calendar month; and (c) no such Interest Period shall extend beyond the Maturity Date.

         "Lender" shall have the meaning given such term in the introductory
          ------
paragraph hereof.

         "LIBOR Rate" shall mean, with respect to any Eurodollar Loan for the
          ----------
Interest Period applicable to such Eurodollar Loan, the arithmetic average of the rates at which deposits in immediately available U.S. dollars in an amount equal to the aggregate amount of Eurodollar Loans proposed to be subject to such rates having a maturity approximately equal to such Interest Period are offered to or by reference banks in the London interbank market, as determined by the Lender in accordance with its standard practices at approximately 11:00 a.m. (London time) two Eurodollar Business Days prior to the first day of such Interest Period.

         "LIBOR Reserve Percentage" shall mean for any day, that percentage
          ------------------------
expressed as a decimal, which is in effect on such day, as specified by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum aggregate reserve requirement (including all basis, supplemental, marginal and other reserves) which is imposed on eurocurrency liabilities.

         "Lien" shall mean any security interest, mortgage, pledge, lien, claim
          ----
on property, charge or encumbrance (including any conditional sale or other title retention agreement), any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

         "Loan" shall have the meaning given such term in Paragraph 1(a) above.
          ----

         "Loan Request" shall mean a request for a Loan conveyed to the Lender
          ------------
from a duly authorized officer of the Company, with such request to be confirmed in writing upon the request of the Lender.

         "Maturity Date" shall mean the earlier of:  (a) _________, 1998
          -------------
[364 DAYS FROM CLOSING] as such date may be extended from time to time in writing by the Lender, in its sole discretion, and (b) the date the Lender terminates its obligation to make further Loans pursuant to the provisions hereof.

         "Mortgage-Backed Security" shall mean (a) any security (including,
          ------------------------
without limitation, a participation certificate) that represents an interest in a pool of mortgages, deeds of trusts or other instruments creating a Lien on Property which is improved by a completed single family residence, including but not limited to a condominium, planned unit development or townhouse.

         "Mortgage Loan" shall mean a residential real estate secured loan,
          -------------
including, without limitation: (a) a promissory note, any reformation thereof and related deed of trust (or mortgage) and security agreement; (b) all guaranties and insurance policies, including, without limitation, all mortgage and title insurance policies and all fire and extended coverage insurance policies and rights of the Company to return premiums or payments with respect thereto; and (c) all right, title and interest of the Company in the Property covered by said deed of trust (or mortgage).

         "Multi-Employer Plan" shall mean, as to the Company or any of its ERISA
          -------------------
Affiliates, a Plan of such Person which is a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

         "NFI Holding" shall mean NFI Holding Company, Inc., a _______
          -----------
corporation.

         "NFI Holding Delivery Date" shall mean the date on which NFI Holding
          -------------------------
shall have delivered to the Lender all of the items described in Paragraph 4(c) above, which date shall be no later than thirty (30) days after the date of this Agreement.

         "NFI Holding Guaranty" shall have the meaning given such term in
          --------------------
Paragraph 3(b)(2) above, as such instrument may be amended, extended or replaced from time to time.

         "Non-A Paper" shall have the meaning set forth on Exhibit L attached
          -----------                                      ---------
hereto.

         "Note" shall mean have the meaning given such term in Paragraph 2(c)
          ----
hereof.

         "NovaStar Financial" shall mean NovaStar Financial, Inc., a Maryland
          ------------------
corporation.

         "NovaStar Financial Guaranty" shall have the meaning given such term in
          ---------------------------
Paragraph 3(b)(1) above, as such instrument may be amended, extended or replaced from time to time.

         "Obligations" shall mean any and all debts, obligations and liabilities
          -----------
of the Company to the Lender (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the Credit Documents.

         "Obligor" shall mean the Person or Persons obligated to pay the
          -------
Indebtedness which is the subject of a Mortgage Loan.

         "Participant" shall have the meaning given such term in Paragraph 9(h)
          -----------
above.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation established
          ----
pursuant to Subtitle A of Title IV of ERISA and any successor thereto.

         "Permitted Other Debt" shall mean that Indebtedness described as
          --------------------
"Permitted Other Debt" on Exhibit I attached hereto.
                          ---------

         "Permitted Secured Debt" shall mean that Indebtedness which is the
          ----------------------
subject of a Lien and described as "Permitted Secured Debt" on Exhibit I
                                                               ---------
attached hereto.

         "Person" shall mean any corporation, natural person, firm, joint
          ------
venture, partnerships, trust, unincorporated organization or Governmental Authority.

         "Plan" shall mean, as the Company or any of its ERISA Affiliates, any
          ----
pension plan that is covered by Title IV of ERISA and in respect of which such Person or a Commonly Controlled

Entity of such Person is an "employer" as defined in Section 3(5) of ERISA.

         "Potential Default" shall mean an event which but for the lapse of time
          -----------------
or the giving of notice, or both, would constitute an Event of Default.

         "Proceeds" shall mean whatever is receivable or received when
          --------
Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

         "Property" shall mean the real property, including the improvements
          --------
thereon, and the personal property (tangible and intangible) which are encumbered pursuant to a Mortgage Loan.

         "Reportable Event" shall mean a reportable event as defined in Title IV
          ----------------
of ERISA, except actions of general applicability by the Secretary of Labor under Section 110 of ERISA.

         "Required Documents" shall mean for any Mortgage Loan those items
          ------------------
described on Exhibit J attached hereto.
             ---------

         "Required Equity" shall mean, with respect to NovaStar Financial and
          ---------------
its consolidated Subsidiaries, the sum of the dollar amounts calculated after multiplying the amount shown on NovaStar Financial's most recent monthly balance sheet (as reconciled and consolidated by the schedule referenced to in Paragraph 6(a) above) for each asset class set forth in the table below (or if such asset class is owned by NovaStar Financial or a consolidated Subsidiary but is not carried on the balance sheet of NovaStar Financial (as reconciled and consolidated by the schedules referred to in Paragraph 6(a) above), the fair market value thereof as calculated by the Company subject, however, to the approval of the Lender which will not be unreasonably withheld) by the percentage amounts set forth opposite such asset class in the table below:


                                                                   Percentage
Asset Class                                                        Multiplier
-----------                                                        ----------
Cash                                                                       0%

Property, Plant and Equipment                                             50%

Intangible Assets                                                        100%

AAA-Rated Agency Issued Conventional ARM Mortgage-
Backed Securities                                                       4.75%


                                                                   Percentage
Asset Class                                                        Multiplier
-----------                                                        ----------
AAA-Rated Agency Issued GNMA ARM Mortgage-Backed                        5.25%
Securities

AAA-Rated Agency Issued Conventional 30 Year                            6.00%
Current Coupon Mortgage-Backed Securities

AAA-Rated Agency Issued Conventional 30 Year                            6.50%
Discount Mortgage-Backed Securities

AAA-Rated Agency Issued Conventional 30 Year                            4.50%
Premium Mortgage-Backed Securities

AAA-Rated Agency Issued Conventional 15 Year                            5.50%
Current Coupon Mortgage-Backed Securities

AAA-Rated Agency Issued Conventional Fixed Balloon                      5.00%
Mortgage-Backed Securities

AAA-Rated Private Label Short Term Mortgage-Backed                      6.20%
Securities

AAA-Rated Private Label Medium Term Mortgage-Backed                     7.60%
Securities

AAA-Rated Private Label Long Term Mortgage-Backed                       9.20%
Securities

AA-Rated Private Label Short Term Mortgage-Backed                       6.40%
Securities

AA-Rated Private Label Medium Term Mortgage-Backed                      8.00%
Securities

AA-Rated Private Label Long Term Mortgage-Backed                        9.80%
Securities

A-Rated Mortgage-Backed Securities                                        25%

BBB-Rated Mortgage-Backed Securities                                      25%

BB-Rated Mortgage-Backed Securities                                       50%

B-Rated Mortgage-Backed Securities                                        50%

Non-Rated Mortgage-Backed Securities                                      50%

Agency Issued "Principal Only" Mortgage-Backed Securities                 25%

Agency Issued "Interest Only" Mortgage-Backed Securities                  25%

Excess Cash Flows                                                         50%

Warehouse Mortgage Loans                                                   4%


                                                                   Percentage
Asset Class                                                        Multiplier
-----------                                                        ----------
Servicing Agreements                                                      45%

Hedging Agreements                                                       100%

Other Receivables                                                         35%


         "Requirements of Law" shall mean, as to any Person, the Articles or
          -------------------
Certificate of Incorporation and Bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or a final and binding determination of an arbitrator or a determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Security Agreement" shall have the meaning given such term in
          ------------------
Paragraph 3(a) above, as the same may be amended, extended or replaced from time to time.

         "Settlement Account" shall mean Account No. _____________ maintained
          ------------------
in the name of the Lender at the Contact Office.

         "Shareholders Equity" shall mean the net worth of NovaStar Financial
          -------------------
and its consolidated Subsidiaries as determined in accordance with GAAP (or with such non-GAAP principles as may be disclosed to and approved by Lender from time to time).

         "Single Employer Plan" shall mean, as to the Company or any of its
          --------------------
ERISA Affiliates, any Plan of such Person which is not a Multiemployer Plan.

         "Subsidiary" shall mean any corporation, partnership or joint venture
          ----------
more than fifty percent (50%) of the stock or other ownership interest of which having by the terms thereof ordinary voting power to elect the board of directors, managers or trustees of such corporation, partnership or joint venture (irrespective of whether or not at the time stock of any other class or classes of such corporation, partnership or joint venture shall have or might have voting power by reason of the happening of any contingency) shall, at the time as of which any determination is being made, be owned, either directly or through Subsidiaries.

         "Take-Out Commitment" with respect to any Mortgage Loan shall mean a
          -------------------
bona fide current, unused and unexpired whole loan commitment or forward sale Mortgage Backed Security commitment issued in favor of and held by the Company made by an Approved Investor, under which said Approved Investor agrees, prior to the expiration thereof, upon the satisfaction of certain terms and conditions therein, to purchase such Mortgage Loan or related Mortgage Backed Security at a Take-Out Price, which commitment is not subject to any term or condition which is not customary in commitments of like nature or which, in the reasonably anticipated course of events, cannot be fully complied with prior to the expiration thereof.

         "Take-Out Price" with respect to any Mortgage Loan shall mean the
          --------------
specified price to be paid for such Mortgage Loan under the applicable Take-Out Commitment covering said Mortgage Loan.


         "Total Liabilities" shall mean total liabilities of NovaStar Financial
          -----------------
and its consolidated Subsidiaries determined in accordance with GAAP (or with such non-GAAP principles as may be disclosed to and approved by Lender from time to time).

         "Unit Collateral Value" shall mean, with respect to each Eligible
          ---------------------
Mortgage Loan contained in the Borrowing Base:

         (a) If said Mortgage Loan is of the type described in the proviso to subsection (d) of the definition of "Eligible Mortgage Loan," eighty percent (80%) of the lesser of (1) the unpaid principal balance thereof at the time the Mortgage Loan is included in the Borrowing Base; and (2) the Fair Market Value thereof.

         (b) For all other Mortgage Loans, ninety-eight percent (98%) of the lesser of (1) the unpaid principal balance thereof at the time the Mortgage Loan is included in the Borrowing Base; and (2) the Fair Market Value thereof.

         "VA" shall mean the Veterans Administration and any successor agency.
          --

         "Warehouse Related MBS" shall have the meaning given such term in the
          ---------------------
Security Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and sealed as of the day and year first above written.


                                       NOVASTAR MORTGAGE, INC., a
                                       Virginia corporation



                                       By
                                         -------------------------------------
                                       Name
                                           -----------------------------------
                                       Title
                                            ----------------------------------


                                       FIRST UNION NATIONAL BANK OF NORTH
                                       CAROLINA, a national banking
                                       association


                                       By
                                         -------------------------------------
                                       Name
                                           -----------------------------------
                                       Title
                                            ----------------------------------

                                                                        352784.5

                         LIST OF SCHEDULES AND EXHIBITS
                         ------------------------------


Schedule I           Schedule of Addresses

Schedule II          Approved Investors

Exhibit A            Form of Promissory Note

Exhibit B            Form of Security Agreement

Exhibit C-1          Form of NovaStar Financial Guaranty

Exhibit C-2          Form of NFI Holding Guaranty

Exhibit D            Form of Legal Opinion of Counsel for the Company
                     and NovaStar Financial

Exhibit E            Litigation Schedule

Exhibit F            Schedule of Additional Required Documents

Exhibit G            Form of Borrowing Base Schedule

Exhibit H            Form of Covenant Compliance Certificate

Exhibit I            Schedule of Permitted Other Debt (Including
                     Permitted Secured Debt)

Exhibit J            Schedule of Required Documents

Exhibit K            Form of Wet Funding Mortgage Loan Transmittal Form

Exhibit L            Definitions of "A Paper" and "Non-A Paper"

Exhibit M            Form of Hedging Report